U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Act of 1934

Date of Report (Date of earliest event reported): April 10, 2004

AMERICAN INTERNATIONAL VENTURES, INC.

(Name of Small Business Issuer in its charter)

Delaware                            000-30368              22-3489463

(State of                      Commission File No.        (I.R.S. Employer

Incorporation)                                                         I.D. Number)

260 Garibaldi Avenue, Lodi, New Jersey             07644

(Address of principal executive offices)         (Zip Code)

Registrant's telephone number (973) 335-4400

Item 1. Change of Control of Registrant.

On April 10, 2004, Mr. James K. Duff was appointed President and Chief Executive Officer of the Company, and Mr. Jack Wagenti resigned in such capacities.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American International Ventures, Inc.

/s/ Jack Wagenti                           April 20, 2004

Jack Wagenti

Principal Financial Officer

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